UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 31, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                           Wireless HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

            DELAWARE                      001-16151               13-5674085
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
         incorporation)                                      Identification No.)

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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events

As a result of the merger with Firestone Holdings LLC, effective December 7, 2006, Freescale Semiconductor CL B (NYSE ticker "FSL.B") is no longer an underlying constituent of Wireless HOLDRS Trust. For the 4.527015 shares of Freescale Semiconductor CL B per 100 shares round lot of Wireless HOLDRS, The Bank of New York received $181.0806. The Bank of New York distributed $1.810806 per depository share of Wireless HOLDRS.

Effective November 1, 2006, Aether Holdings Inc. (NASDAQ ticker "AETH"), an underlying constituent of the Wireless HOLDRS Trust, changed its name to NexCen Brands Inc. (NASDAQ ticker "NEXC"). Effective November 2, 2006, creations of Wireless HOLDRS Trust require a deposit of 1 share of NexCen Brands Inc. per round lot of 100 Wireless HOLDRS.

On November 1, 2006, notice was provided that, as a result of the spin-off of Idearc Inc. (NYSE ticker "IAR") from Verizon Communications Inc. (NYSE ticker "VZ"), an underlying component of the Wireless HOLDRS Trust, Idearc Inc. would be added as an underlying security of the Wireless HOLDRS Trust, pending verification that Idearc Inc. has a Standard & Poor's Global Industry Classification Standard sector that is the same as the Standard & Poor's Global Industry Classification Standard sector represented in the Wireless HOLDRS Trust. Pursuant to revised notice, Idearc Inc. was not added as an underlying security of the Wireless HOLDRS. For the 17 shares of Verizon Communications Inc. per 100 share round lot of Wireless HOLDRS, The Bank of New York received
0.85 shares of Idearc Inc. and distributed 0.0085 per depository share of Wireless HOLDRS on December 1, 2006.


Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits

                  99.1 Wireless HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                   SMITH INCORPORATED

Date:  February 12, 2007                         By: /s/Satyanarayan R. Chada
                                                     ---------------------------
                                                     Name: Satyanarayan R. Chada
                                                     Title: Managing Director



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                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Wireless HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.